SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                November 17, 2000
                        (Date of earliest event reported)


                             DONALDSON COMPANY, INC.
             (Exact name of Registrant as specified in its charter)




       Delaware                     1-7891                      41-0222640
       (State of             (Commission File No.)             (IRS Employer
    Incorporation)                                          Identification No.)




                              1400 West 94th Street
                          Minneapolis, Minnesota 55431
          (Address of principal executive offices, including zip code)


                                  (612)887-3131
              (Registrant's telephone number, including area code)





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Item 5.  Other Events.


         For further information, see the press releases of Donaldson Company, dated November 17, 2000, attached hereto as Exhibit 99.1 and Exhibit 99.2.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DONALDSON COMPANY, INC.

                                      By /s/ Thomas W. VanHimbergen
                                         ------------------------------------
                                      Name: Thomas W. VanHimbergen
                                      Title: Senior Vice President and Chief
                                                Financial Officer


Date: November 17, 2000


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                                  EXHIBIT INDEX



Exhibit                    Description

99.1                       Press Release, dated December 17, 2000

99.2                       Press Release, dated November 17, 2000